Dec. 20, 2019

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

Xtrackers S&P 500 ESG ETF (SNPE)

The following replaces similar disclosure under the "PRINCIPAL INVESTMENT STRATEGY" section of the summary prospectus and within the summary section and the "FUND DETAILS" section of the fund's prospectus:

Under normal circumstances, the Underlying Index is rebalanced annually, effective after the close of the last business day of April. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index's rebalance schedule will result in corresponding changes to the fund's rebalance schedule.

The following replaces "Indexing Risk" under the "MAIN RISKS" section of the summary prospectus and within the summary section and the "FUND DETAILS" section of the fund's prospectus:

Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund's effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns. Market disruptions could cause delays in the Underlying Index's rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index's stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule.